BLACKROCK FUNDS V

BlackRock Strategic Income Opportunities Portfolio

(the “Fund”)

Supplement dated May 31, 2022 to the Statement of Additional Information dated

April 29, 2022

The following changes are made to the Fund’s Statement of Additional Information:

The following paragraph is added as the second paragraph to the section entitled “IV. Management, Advisory and Other Service Arrangements — Credit Agreement”:

The Portfolio intends to invest in corporate loans through a wholly owned special purpose vehicle (the “SPV”) that has entered into a credit agreement with a bank (the “SPV Credit Agreement”). The SPV will borrow funds under the SPV Credit Agreement which it will use to purchase and hold corporate loans. The SPV’s obligations to the bank under the SPV Credit Agreement are secured by a first priority security interest in and lien on all assets of the special purpose vehicle. The obligations of the SPV under the SPV Credit Agreement are non-recourse to the Portfolio, and the Portfolio’s exposure under the SPV Credit Agreement is limited to the value of the Portfolio’s investment in the SPV.

Shareholders should retain this Supplement for future reference.

SAI-SIO-0522SUP